                                                                   EXHIBIT 10.36

                             SUBSCRIPTION AGREEMENT


TO:  AVANEX CORPORATION

RE:  SUBSCRIPTION FOR AND PURCHASE OF SHARES OF COMMON STOCK

1.   SUBSCRIPTION

     MCI Worldcom Venture Fund (the "PURCHASER") hereby irrevocably subscribes for and agrees to purchase, on and subject to the terms and conditions set forth herein, from Avanex Corporation, a California corporation (the "CORPORATION"), three hundred eighty-four thousand six hundred fifteen (384,615) shares of Common Stock of the Corporation (the "SHARES") at a price of $13.00 per share, having the voting powers, designations, preferences, rights and qualifications set forth in the Corporation's Restated Certificate of Incorporation, the form of which is attached hereto as Exhibit "A" (the "RESTATED CERTIFICATE") which is the form of the Corporation's certificate of incorporation which will govern the Corporation upon the closing of the Corporation's initial public offering (the "IPO"). Purchaser hereby acknowledges that the Corporation is currently incorporated in California and is undertaking a reincorporation in Delaware. In connection therewith, each holder of two shares of capital stock of the California corporation will receive three shares of the Delaware corporation (the "3-FOR-2 SPLIT"). THE NUMBER OF SHARES SUBSCRIBED FOR HEREIN AND THE SUBSCRIPTION PRICE (AS DEFINED BELOW) GIVE EFFECT TO THE 3-FOR-2 SPLIT.

2.   PAYMENT

     At Closing, as defined below, the aggregate purchase price for the Shares, $4,999,995 (the "SUBSCRIPTION PRICE"), shall be paid by wire transfer to the following account: Coamerica Bank, 55 Almaden Blvd., 2nd Floor, San Jose, California 95113: ABA No. 121137522; Account No. 1891190538.

3.   DOCUMENTS TO BE PROVIDED BY PURCHASER

     The Purchaser must complete, sign and return as soon as possible, two executed copies of each of this Subscription Agreement and the Third Amended and Restated Registration Rights Agreement (the "RIGHTS AGREEMENT") attached as Exhibit "B".

4.   CLOSING AND DELIVERY OF SHARE CERTIFICATES

     Delivery and payment for the Shares will be completed in one closing (the "CLOSING") at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California at 8:00 a.m. (Pacific Daylight Time) (the "CLOSING TIME") on such date as the Corporation and the Purchaser may agree (the "CLOSING DATE"), but in any event not later than February 15, 2000 (unless extended by mutual agreement of the Corporation and the Purchaser).

     A certificate representing the Shares (the "CERTIFICATE") will be delivered at Closing against payment to the Corporation of the Subscription Price in the manner specified in Paragraph 2 above.

5.   CONDITIONS TO CLOSING OF THE PURCHASER

     The Purchaser's obligation to purchase the Shares at the Closing is, at the option of the Purchaser, subject to fulfillment on or prior to the Closing Date of the following conditions:

     5.1 Registration Rights Agreement. The Corporation shall have executed and delivered to the Purchaser the Rights Agreement.

     5.2 Subscription Agreement. The Corporation shall have executed and delivered to the Purchaser a copy of this Subscription Agreement.

     5.3 Registration Statement. The registration statement filed with the Securities and Exchange Commission in connection with the Corporation's initial offering of its securities to the public shall have been declared effective.

6.   CONDITIONS TO CLOSING OF THE CORPORATION

     The Corporation's obligation to issue and sell the Shares at the Closing to the Purchaser is, at the option of the Corporation, subject to the fulfillment of the following conditions:

     6.1 Representations and Warranties. The representations and warranties made by the Purchaser in Section 9 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if such representations had been made on and as of said date.

     6.2 Subscription Agreement. The Purchaser shall have executed and delivered to the Corporation a copy of this Subscription Agreement.

     6.3 Payment. The Corporation shall have received from the Purchaser payment in full for the Subscription Price.

     6.4 Registration Rights Agreement. The Purchaser shall have executed and delivered the Rights Agreement to the Corporation.

     6.5 Lockup Agreement. The Purchaser shall have executed and delivered a Lockup Agreement to the Corporation's underwriters in the form of Exhibit "C" hereto.

7.   REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

     The Corporation hereby represents and warrants to the Purchaser that, except as otherwise set forth on Exhibit "C" hereto, with specific reference to the subsection of this Section 7 so affected, the following will be true and correct as of the Closing Date (except for the representation contained in Section 7.3, which is true as of the date hereof):

     7.1 Organization and Standing. The Corporation is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of California and is in good standing under such laws. The Corporation has the requisite corporate power to own and operate its properties and assets and to carry on its business as presently conducted.

     7.2 Corporate Power. The Corporation has all requisite legal and corporate power to execute and deliver this Subscription Agreement and the Rights Agreement, to sell and issue the Shares hereunder and to carry out and perform its obligations under the terms of this Subscription Agreement and the Rights Agreement.

     7.3 Capitalization. Giving effect to the stock split effected in connection with the Corporation's reincorporation into Delaware, the authorized capital stock of the Corporation consists of 300,000,000 shares of Common Stock, 20,403,456 of which are issued and outstanding and 38,100,000 shares of Preferred Stock. As of the date hereof, 6,900,000 shares of Preferred Stock have been designated Series A Preferred, 6,795,120 of which are issued and outstanding; 9,525,000 shares of Preferred Stock have been designated Series B Preferred, 9,445,116 of which are issued and outstanding; 16,275,000 shares of Preferred Stock have been designated Series C Preferred, 13,548,253 of which are issued and outstanding; and 5,400,000 shares of Preferred Stock have been designated Series D Preferred, 5,230,646 of which are issued and outstanding. Effective with the Closing of the IPO, all outstanding Preferred Stock will convert to Common Stack at a rate of one share of Common Stock for each share of Preferred Stock. Simultaneously therewith, the Corporation shall file the Restated Certificate with the Secretary of State of Delaware and the authorized capital stock of the Company shall consist of 300,000,000 shares of Common Stock, of which 55,422,591 will be outstanding (assuming (i) no exercise of options or warrants after December 31, 1999, (ii) the issuance of 6,000,000 shares of Common Stock in the Corporation's IPO, and (iii) no exercise of the underwriter's over-allotment option in connection with the IPO) and 10,000,000 shares of Preferred Stock, none of which shall be outstanding. The Common Stock and Preferred Stock have the voting power, designations, preferences, rights and qualifications set forth in the Restated Certificate. As of December 31, 1999, except as contemplated herein and except for: (i) the pre-emptive rights granted pursuant to the Rights Agreement, (ii) options to purchase 3,401,427 shares of Common Stock of the Corporation granted under its 1998 Stock Plan, and (iii) warrants to purchase a total of up to 337,500 shares of Common Stock and 29,347 shares of Series D Preferred Stock, there are no options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of the capital stock or other securities of the Corporation, nor any agreements or understandings with respect thereto.

     7.4 Financial Statements. As of the Closing Date, the Corporation will have d

     7.5 Financial Statements. As of the Closing Date, the Corporation will have delivered to the Purchaser the audited financial statements of the Corporation as of December 31, 1999 (the "FINANCIAL STATEMENTS"). The Financial Statements, together with the notes thereto, are complete and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby, and present fairly the financial position of the Corporation as of their respective dates. Other than as described in the Financial Statements, the Corporation has no material liabilities and knows of no material contingent liabilities not disclosed in the Financial Statements, except current liabilities incurred in the ordinary course of business which are not, individually or in the aggregate, materially adverse.

     7.6 Authorization. All corporate action on the part of the Corporation, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the Rights Agreement, the authorization, sale, issuance and delivery of the Shares and the performance of the Corporation's obligations hereunder and thereunder has been taken or will be taken prior to the Closing. This Agreement and the Rights Agreement when fully executed and delivered by the Corporation, shall constitute valid and binding obligations of the Corporation, enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and non-assessable, and free of any liens or encumbrances; provided, however, that the Shares may be subject to certain restrictions on transfer under applicable state and/or Federal securities laws.

     7.7 Governmental Consents, etc. No consent, approval or authorization of or designation, declaration or filing with any state or federal governmental authority on the part of the Corporation is required in connection with the valid execution and delivery of this Agreement, the Rights Agreement or the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby, except qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) under the California Corporate Securities Law and other applicable blue sky laws, of the offer and sale of the Shares, which filing and qualification, if required, will be accomplished in a timely manner prior to or promptly after the Closing.

     7.8 Registration Rights. At the Closing, except as set forth in the Rights Agreement, the Corporation will not be under any obligation to register any of its presently outstanding securities, or any of its securities which may hereafter be issued, under the Securities Act of 1933, as amended (the "SECURITIES ACT").

     7.9 Brokers or Finders. The Corporation has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

     7.10 No Conflict. The offer and sale of the Shares by the Corporation and the performance and consummation of the transactions contemplated herein will not conflict with or result in (i) a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement (written or oral) or instrument to which the Corporation is bound or to which any of the property or assets of the Corporation is subject, which breach or violation or the consequences thereof would result in a Material Adverse Effect, (ii) any violation of the provisions of the Restated Certificate, the by-laws or any resolutions of the Corporation or (iii) to the Corporation's knowledge a violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Corporation or any of its assets or properties, which violation or the consequences thereof would result in a Material Adverse Effect.

8.   CERTAIN MATTERS RELATING TO THE OFFER AND SALE OF THE SHARES

     The Purchaser acknowledges and agrees that: (i) it has not been provided with a registration statement, prospectus or any similar document in connection with its purchase of the Shares and (ii) its decision to execute this Agreement and the Rights Agreement and to purchase the Shares has not been based upon any verbal or written representations as to fact or otherwise made by or on behalf of the Corporation and that its decision is based upon the information, representations and covenants of the Corporation contained in this Agreement, its own review of certain of the Corporation's documents and records, and publicly available information concerning the Corporation.

9.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER

     The Purchaser hereby represents, warrants and covenants to the Corporation (which representations, warranties and covenants shall survive the Closing) as of the date hereof and as of the Closing Date as follows:

     9.1 Experience; Risk. The Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Shares pursuant to this Agreement and is capable of protecting its interests in connection herewith. The Purchaser has the ability to bear the economic risk of the investment, including complete loss of the investment.

     9.2 Investment. The Purchaser is acquiring the Shares for investment for its own account, not as a nominee or agent, and not with a view to, or for, resale in connection with any distribution thereof, and the Purchaser has no present intention to sell, grant any participation in, or otherwise distribute the Shares. The Purchaser understands that the Shares have not been registered under the Securities Act and will be issued pursuant to an exemption from the registration requirements thereof, which exemption depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser's representations as expressed herein.

     9.3 Rule 144. The Purchaser understands that the Shares are "restricted securities" under Federal securities laws, as they are unregistered and are being acquired from the Corporation in a transaction not involving a public offering, and that under such laws and applicable regulations promulgated thereunder the Shares may be resold without registration under the Securities Act only in certain limited circumstances. The Purchaser acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act, the provisions of which limit resale of "restricted securities."

     9.4 No Public Market. The Purchaser understands that no public market now exists for the Shares or for any other securities issued by the Corporation and that there is no assurance that a public market will ever exist for the Shares.

     9.5  Authorization.

          (a) The Purchaser has the full right, power and authority to enter into and perform its obligations under this Agreement and the Rights Agreement. This Agreement and the Rights Agreement when executed and delivered by the Purchaser, will constitute valid and binding obligations of the Purchaser, enforceable in accordance with their respective terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors, rules of law governing specific performance, injunctive relief and other equitable remedies.

          (b) The Purchaser further represents that it is a validly existing corporation, has the necessary corporate capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof.

     9.6 Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Purchaser further agrees not to make any offer or sale of all or any portion of the Shares within the United States or to a U.S. resident unless and until:

          (a) There is then in effect a Registration Statement under the Securities Act covering such proposed offer or sale and such offer or sale is made in accordance with such Registration Statement; or

          (b) The Purchaser shall have notified the Corporation of the proposed offer or sale and shall have furnished the Corporation with a statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Corporation, such Purchaser shall have furnished the Corporation with an opinion of counsel, reasonably satisfactory to the Corporation, that such offer or sale is exempt from the registration requirements under the Securities Act.

          (c) Notwithstanding the provisions of paragraph (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by Purchaser to any transferees in transactions contemplated by paragraph (b) above, if all such transferees agree in writing to be subject to the terms hereof to the same extent as if they were Purchasers hereunder.

     9.7 Legends. It is understood that each certificate representing the Shares, and any securities issued in respect thereof or exchange therefor shall bear legends substantially in the following form (in addition to any legend required under applicable state securities laws):

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION

          UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT. COPIES OF THE AGREEMENTS COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCKUP PERIOD OF UP TO 180 DAYS FOLLOWING THE EFFECTIVE DATE OF THE FIRST REGISTRATION STATEMENT OF THE CORPORATION FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AS SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION. SUCH LOCKUP PERIOD IS BINDING ON TRANSFEREES OF THESE SECURITIES."

     9.8 Accredited Investor Status. The Purchaser presently does, and will as of the Closing Date, qualify as an "accredited investor" within the meaning of Rule 501(a) promulgated under the Securities Act.

     9.9 Brokers or Finders. The Purchaser has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transactions contemplated hereby.

     9.10 Standstill. The Purchaser will not, during a period ending January 1, 2010, without the prior written approval of the Corporation's Board of
Directors: (i) acquire greater than 5% of the capital stock of the Corporation ("COMPANY SECURITIES") other than as contemplated herein, (ii) enter into any merger, consolidation or similar transaction with the Corporation, (iii) otherwise attempt to influence the Board of Directors of the Corporation, the officers or the stockholders of the Corporation to effect a merger, consolidation or sale of all or substantially all of the assets or business of the Corporation or to otherwise effect a change in the policies of the Corporation, or (iv) make any public announcement relating to the foregoing. Notwithstanding the foregoing, the restrictions contained in the preceding sentence shall be suspended during such time as (i) the Board of Directors of the Corporation determines to accept bids from any responsible bidder to obtain the best price for the sale of the Corporation, but only so long as the Corporation continues to accept such bids or negotiate or consummate a transaction with any bidder and (ii) any third party who has not executed an agreement and plan of merger or similar agreement with the Corporation makes an unsolicited offer to acquire more than fifty percent (50%) of the outstanding voting securities of the

Corporation as evidenced by the filing with the Securities and Exchange Commission of a Schedule 14D-7 and the actual dissemination of tender offer materials to holder of Company Securities, but only so long as such offer is outstanding.

     9.11 Right of Repurchase. If, at any time after the Closing, Purchaser acquires or otherwise holds or beneficially owns (within the meaning of Rule 13d-3 of the Exchange Act) more than 5% of the outstanding voting capital stock of the Corporation, the Corporation shall have the right to repurchase from Purchaser such shares of capital stock so as to reduce Purchaser's aggregate holdings after such purchase to 5% of the outstanding voting capital stock of the Corporation.

     9.12 Solicitation of Proxies. Purchaser will not participate in any solicitation of proxies with respect to the voting of Company Securities.

     9.13 Notice. Purchaser shall notify the Corporation of Purchaser's acquisition of any Company Securities within 15 days prior to such acquisition and all such acquisitions shall comply with federal and state securities laws.

     9.14 Control Group. Purchaser shall not form or participate in a "group" (as defined in Rule 13d-5 of the Exchange Act) with respect to any Company Securities.

10.  RELIANCE UPON REPRESENTATIONS, WARRANTIES AND COVENANTS

     The Purchaser acknowledges that the representations and warranties and covenants contained in this Agreement are made with the intent that they may be relied upon by the Corporation to, among other things, determine its eligibility to purchase the Shares. The Purchaser further agrees that by accepting the Shares, the Purchaser shall be representing and warranting that the foregoing representations and warranties are true as of the Closing with the same force and effect as if they had been made by the Purchaser at the Closing.

11.  COSTS

     The Purchaser acknowledges and agrees that all costs and expenses incurred by the Purchaser (including any fees and disbursements of any counsel retained by the Purchaser) relating to the offer and sale of the Shares to the Purchaser shall be paid by the Purchaser.

12.  GOVERNING LAW

     This Agreement shall be governed in all respects by the laws of the State of California.

13.  SURVIVAL

     This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties notwithstanding the completion of the purchase of the Shares by the Purchaser pursuant hereto, or any subsequent disposition by the Purchaser of the Shares.

14.  ASSIGNMENT

     This Agreement is not transferable or assignable by the parties hereto.

15.  ENTIRE AGREEMENT; AMENDMENT

     This Agreement, the Exhibits hereto, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Purchaser and the Corporation.

16.  NOTICES, ETC.

     All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery; upon confirmed transmission by telecopy or telex; or seven (7) days following deposit with the United States Post Office, by registered or certified mail, postage prepaid, addressed: (a) if to the Purchaser, at [__________], or its telecopy number or telex number or at such other address as such Purchaser shall have furnished to the Corporation in writing, or (b) if to the Corporation, at 40919 Encyclopedia Circle, Fremont, California 94538, or its telecopy or telex number, addressed to the attention of the President, and with a copy to Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304, Attention:
Judith M. O'Brien, or at such other address as the Corporation shall have furnished to the Purchaser in writing.

17.  DELAYS OR OMISSIONS.

     No delay or omission to exercise any right, power or remedy accruing to any holder of any Common Stock, upon any breach or default of the Corporation under this Agreement, shall impair any such right, power or remedy of such holder, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of Common Stock of any breach or default under this Agreement, or any waiver on the part of such holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any such holder, shall be cumulative and not alternative.

18.  SEVERABILITY

     In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

19.  COUNTERPARTS

     This Agreement may be exercised in counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same document.

20.  TERMINATION

     This Agreement shall terminate and be of no further force and effect, and the rights of the Purchaser and the Corporation hereunder, shall terminate if the registration statement filed in connection with the Corporation's IPO shall not have been declared effective by the Securities and Exchange Commission on or before March 31, 2000.

     EXECUTED at 4:30 p.m., EST, this 14th day of January, 2000.



                                        MCI WORLDCOM, INC.



                                        By: /s/ DOUGLAS C. WEBSTER
                                           -------------------------------------
                                        (Signature of Authorized Representative)


                                        Douglas C. Webster
                                        ----------------------------------------
                                        (Name of Person Signing)


                                        Director
                                        ----------------------------------------
                                        Office or Title


                                        MCI WORLDCOM VENTURE FUND


                                        By: /s/ DOUGLAS C. WEBSTER
                                           -------------------------------------


                                        Douglas C. Webster
                                        ----------------------------------------
                                        (Name of Person Signing)


                                        Vice President
                                        ----------------------------------------
                                        Office or Title

                                   ACCEPTANCE

     The above-mentioned Subscription Agreement is hereby accepted and agreed to by Avanex Corporation.

     EXECUTED at Fremont, California, the 14th day of January, 2000.



                                        AVANEX CORPORATION



                                        By: /s/ WALTER ALESSANDRINI
                                           -------------------------------------